UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Kraft Foods Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945
COMPANY #

KRAFT FOODS INC.

ANNUAL MEETING OF SHAREHOLDERS
Wednesday, May 23, 2012 9:00 a.m. CDT

North Shore Center for the
Performing Arts in Skokie
9501 Skokie Boulevard Skokie, IL 60077
Directions to the Kraft Foods Inc. Annual Meeting are available in the Proxy Statement which can be viewed at www.ematerials.com/kft.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be Held on May 23, 2012.

Notice is hereby given that the Annual Meeting of Shareholders of Kraft Foods Inc. will be held at the North Shore Center for the Performing Arts in Skokie, 9501 Skokie Boulevard, Skokie, IL 60077 on Wednesday, May 23, 2012 at 9:00 a.m. CDT.

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report on Form 10-K are available at www.ematerials.com/kft.

If you would like to request a paper copy of the proxy materials or an e-mail with links to the electronic version of the proxy materials, you may do so by following the instructions on the reverse side of this Notice. Please make your request for a paper copy on or before May 11, 2012 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR Items 1, 2, 3 and 4 and AGAINST Items 5, 6 and 7:

1.	Election of Directors.

2.	Advisory vote to approve executive compensation.

3.	Approval of amendment to change company name.

4.	Ratification of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2012.

5.	Shareholder proposal: sustainable forestry report.

6.	Shareholder proposal: report on extended producer responsibility.

7.	Shareholder proposal: report on lobbying.

THIS IS NOT A FORM FOR VOTING

You may immediately vote your shares on the Internet at:

www.eproxy.com/kft

•	Use the Internet to vote your shares 24 hours a day, 7 days a week, until 11:59 p.m. (CDT) on Tuesday, May 22, 2012.

•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your shares.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper or electronic copies of the proxy materials, which include the proxy card,

Proxy Statement and Annual Report on Form 10-K, please contact us via:

Internet – Access the Internet and go to www.ematerials.com/kft. Follow the instructions to log in and order copies.

Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

E-mail – Send us an e-mail at ep@ematerials.com with “KFT Materials Request” in the subject line. The e-mail must include:

• The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this Notice.

• Your preference to a) receive printed materials via mail, or b) to receive an e-mail with links to the electronic version of the materials.

• If you choose e-mail delivery you must include the e-mail address.

• If you would like this election to apply to delivery of material for all future shareholder meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the e-mail.